UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WORTHINGTON STEEL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WORTHINGTON STEEL, INC. 2026 Annual Meeting of Shareholders Vote by September 22, 2026 at 11:59 p.m., EDT or at the Annual Meeting on September 23, 2026 at 8:30 a.m., EDT WORTHINGTON STEEL, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 T02556-P55792 You invested in WORTHINGTON STEEL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 23, 2026. Get informed before you vote View Worthington Steel, Inc.’s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2026 Annual Report and the form of proxy online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 9, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and September 23, 2026 at 8:30 a.m., Eastern Daylight Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/WS2026 *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number (indicated above) to vote at the Annual Meeting of Shareholders.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders of Worthington Steel, Inc. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. Elect four directors, each to serve for a term of three years to expire at the Company’s 2029 Annual Meeting of Shareholders: Nominees: 1a. John B. Blystone For 1b. John H. McConnell II For 1c. Nancy G. Mistretta For 1d. Sidney A. Ribeau For 2. Approve, on an advisory basis, a resolution to approve the compensation of the Company’s named executive officers. For 3. Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year For ending May 31, 2027. NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T02557-P55792